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                                      BYLAWS OF

                                  ADAC LABORATORIES

                                  ------------------

                                      ARTICLE I

                                       OFFICES

       1.01 PRINCIPAL OFFICE. The corporation shall maintain its principal executive office at the following address:

                            255 San Geronimo Way
                            Sunnyvale, California 94086

       1.02 OTHER OFFICES. The board of directors may change the location of the principal office of the corporation, or establish and maintain additional offices at such other places as it may from time to time designate.

                                      ARTICLE II

                               MEETINGS OF SHAREHOLDERS

       2.01 PLACE OF MEETINGS. Meetings of shareholders shall be held at any place within or outside the State of California designated by the board of directors. In the absence of any such designation, shareholders meetings shall be held at the principal executive office of the corporation.

       2.02 ANNUAL MEETING. The annual meeting of the shareholders, after the year of incorporation, shall be held at four o'clock on the third Wednesday of the first month of the calendar year. If this day falls on a legal holiday, the annual meeting shall be held at the same time on the following business day thereafter.

       2.03 SPECIAL MEETING. A special meeting of the shareholders may be called at any time by the board of directors, or by the chairman of the board, or by the president or by one or more shareholders holding shares in the aggregate entitled to cast not less than 10% of the votes at that meeting.

              If a special meeting is called by any person or persons other than the board of directors, the request shall be in writing specifying the time of such meeting and the general nature

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of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the shareholders entitled to vote, in accordance with the provisions of Section 601 of the Corporations Code of the State of California, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.03 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the board of directors may be held.

       2.04 NOTICE OF SHAREHOLDERS MEETINGS. All notices of meetings of shareholders shall be sent or otherwise given in accordance with Section 2.05 of this Article 2 not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the shareholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees whom, at the time of the notice, management intends to present for election.

              If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a director has a direct or indirect financial interest, pursuant to Section 310 of the Corporations Code of California, (ii) an amendment of the articles of incorporation, pursuant to
Section 902 of that Code, (iii) a reorganization of the corporation, pursuant to Section 1201 of that code, (iv) a voluntary dissolution of the corporation, pursuant to Section 1900 of that Code, or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of that Code, the notice shall also state the general nature of that proposal.

       2.05 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any meeting of shareholders shall be given either personally or by first class mail or telegraphic or other written communication, charges prepaid, addressed to the shareholder at the address of that shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent to that shareholder by first class mail or telegraphic or other written communication to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

              If any notice addressed to a shareholder at the address of that shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the

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shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if these shall be available to the shareholder on written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice.

              An affidavit of the mailing or other means of giving any notice of any shareholders meeting shall be executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, and shall be filed and maintained in the minute book of the corporation.

       2.06 QUORUM. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of shareholders shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

       2.07 ADJOURNED MEETING; NOTICE. Any shareholders meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at that meeting, except as provided in Section
2.06 of this Article 2.

              When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than forty-five (45) days from the date set for the original meeting, in which case the board of directors shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 2.04 and 2.05 of this Article
2. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

       2.08 VOTING. The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 701 of the Corporations Code of the State of California, subject to the provisions of Section 702, Section 703 and Section 704 of the Corporations Code of the State of California (relating to voting shares held by a fiduciary, in the name of a corporation, or in joint ownership). The shareholders vote may be by voice vote or by ballot; provided, however, that any election for directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than election of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares, or vote them against the proposal, but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholders approving vote is with respect to all shares that the shareholder is entitled to vote. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any

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matter (other than the election of directors) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by California General Corporation Law or by the articles of incorporation.

              At a shareholders meeting at which directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholders shares) unless the candidates names have been placed in nomination prior to commencement of the voting and a shareholder has given notice prior to commencement of the voting of the shareholders intention to cumulate votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

       2.09 WAIVER OF NOTICE OR CONSENT BY ABSENT SHAREHOLDERS. The transactions of any meeting of shareholders, either annual or special, however called and noticed and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote who was not present in person or by proxy signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval for any of those matters specified in Section 601 of the Corporations Code of the State of California; the waiver of notice or consent shall state the general nature of the proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

              Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if that objection is expressly made at the meeting.

       2.10 SHAREHOLDERS ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. In the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, however, that a director may be elected at any time to fill a vacancy on the board of directors that has not been filled by the directors by the written consent of the holders of a majority of the outstanding

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shares entitled to vote for the election of directors.  All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder's proxy holders, or a transferee of the shares or a personal representative of the shareholder of their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation before written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

              If the consents of all shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such shareholders shall not have been received, the secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting. This notice shall be given in the manner specified in Section 2.05 of this Article 2. In the case of approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, pursuant to
Section 310 of the Corporations Code of California, (ii) indemnification of agents of the corporation, pursuant to Section 317 of that Code, (iii) a reorganization of the corporation, pursuant to Section 1201 of that Code, and
(iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of that Code, the notice shall be given at least ten (10) days before the consummation of any action authorized by that approval.

       2.11 RECORD DATE FOR SHAREHOLDER NOTICE, VOTING AND GIVING CONSENTS. For purposes of determining the shareholders entitled to notice of any meeting or to vote or entitled to give consent to corporate action without a meeting, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action without a meeting, and in this event only shareholders of record on the date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date except as otherwise provided in the California General Corporation Law.

              If the board of directors does not so fix a record date:

              (a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

              (b) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the board has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the board has been taken, shall be at the close of business on the day on which the board adopts the resolution relating to that action, or the sixtieth (60th) day before the date of such other action, whichever is later.

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       2.12   PROXIES.  Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless
(i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked, or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise provided in the proxy.

       2.13 INSPECTORS OF ELECTION. Before any meeting of shareholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or a shareholder's proxy shall, appoint a person to fill the vacancy.

              These inspectors shall:

              (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

              (b)    Receive votes, ballots, or consents;

              (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

              (d)    Count and tabulate all votes or consents;

              (e)    Determine when the polls shall close;

              (f)    Determine the results; and

              (g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

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                                     ARTICLE III

                                      DIRECTORS

       3.01 POWERS. Subject to the provisions of the California General Corporation Law and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors. Notwithstanding the foregoing, until November 30, 1980, the issuance of shares or the granting of options to purchase shares of this corporation's common stock to officers and directors of this corporation, shall require the unanimous approval by all members of the board of directors.

       3.02 NUMBER AND QUALIFICATION OF DIRECTORS. The number of directors shall be not less than five (5) or more than eight (8), the exact number of directors shall be fixed from time to time by a resolution duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of action by written consent, are equal to more than 16 2/3% of the outstanding shares entitled to vote.

       3.03 ELECTION AND TERM OF OFFICE OF DIRECTORS. Directors shall be elected at each annual meeting of the shareholders to hold office until the next annual meeting. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

       3.04 VACANCIES. Vacancies in the board of directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, except that a vacancy created by the removal of a director by the vote or written consent of the shareholders, or by court order, may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the shares entitled to vote. Each director so elected shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified.

              A vacancy or vacancies in the board of directors shall be deemed to exist in the event of the death, resignation or removal of any director, or if the board of directors who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors is increased, or if the shareholders fail, at any meeting of shareholders at which any director or directors are elected, to elect the number of directors to be voted for at that meeting.

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              The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

              Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

              No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

       3.05 PLACE OF MEETINGS AND MEETINGS BY TELEPHONE. Regular meetings of the board of directors may be held at any place within or outside the State of California that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or outside the State of California that has been designated in the notice of the meeting, or if not stated in the notice or if there is no notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another, and all such directors shall be deemed to be present in person at the meeting.

       3.06 ANNUAL MEETING. Immediately following, or jointly therewith, each annual meeting of shareholders, the board of directors shall hold a regular meeting for the purpose of organization, any desired election of officers and the transaction of other business. Notice of this meeting shall not be required.

       3.07 OTHER REGULAR MEETINGS. Regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors. Such regular meetings may be held without notice.

       3.08 SPECIAL MEETINGS. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president, or any vice president, or the secretary or any two directors. Notice shall be given in the manner prescribed by Section 307 of the Corporations Code of the State of California.

       3.09 QUORUM. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.11 of this Article 3. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors subject to the provisions of Section 310 of the Corporations Code of California (as to approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 311 of that Code (as to appointment of committees) and Section 317(e) of that Code (as to indemnification of directors). A

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meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors if any action taken is approved by at least a majority of the required quorum for that meeting.

       3.10 WAIVER OF NOTICE. The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present, and if either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes. The waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting before or at its commencement the lack of notice to that director.

       3.11 ADJOURNMENT. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

       3.12 NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four hours, in which case notice of the time and place shall be given before the time of the adjourned meeting, in the manner specified in
Section 307 of the California General Corporation Law, to the directors who were not present at the time of the adjournment.

       3.13 ACTION WITHOUT MEETING. Any action required or permitted to be taken by the board of directors may be taken without a meeting if all members of the board shall individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board.

       3.14 FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.11 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

                                      ARTICLE IV

                                      COMMITTEES

       4.01 COMMITTEES OF DIRECTORS. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committee, who may replace any absent member at any

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meeting of any committee.  Any committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with respect to:

              (a) the approval of any action which, under the General Corporation Law of California, also requires shareholder approval or approval of the outstanding shares;

              (b) the filling of vacancies on the board of directors or in any committee;

              (c) the fixing of compensation of the directors for serving on the board or on any committee;

              (d) the amendment or repeal of bylaws or the adoption of new bylaws;

              (e) the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

              (f) a distribution to the shareholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

              (g) the appointment of any other committees of the board of directors or the members of these committees.

                                      ARTICLE V

                                      OFFICERS

       5.01 OFFICERS. The officers of the corporation shall be a president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers and such other officers as may be appointed in accordance with the provisions of Section 5.03 of this Article 5. Any number of officers may be held by the same person.

       5.02 ELECTION OF OFFICERS. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of
Section 5.03 of this Article 5, shall be chosen by the board of directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment.

       5.03 SUBORDINATE OFFICERS. The board of directors may appoint, and may empower the president to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

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       5.04   REMOVAL AND RESIGNATION OF OFFICERS.  Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting of the board, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

              Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

       5.05 VACANCIES IN OFFICES. A vacancy in any office because of the death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

       5.06 CHAIRMAN OF THE BOARD. The chairman of the board, if such an officer be elected, shall if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the bylaws. If there is no president, the chairman of the board shall, in addition, be the chief executive officer of the corporation, and shall have the powers and duties prescribed in Section 5.07 of this Article 5.

       5.07 PRESIDENT. Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and officers of the corporation. He shall preside at all meetings of the shareholders, and in the absence of the chairman of the board, or if there be none, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of the president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the bylaws.

       5.08 VICE PRESIDENTS. In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors, or if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws, and the president or the chairman of the board.

       5.09 SECRETARY. The secretary shall keep or cause to be kept at the principal executive office, or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and shareholders, with the time and place of holding,

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

whether regular or special, and if special, how authorized, the notice given, the names of those present at directors meetings or committee meetings, the number of shares present or represented at shareholders meetings and the proceedings.

              The secretary shall keep or cause to be kept at the principal executive office, or at the office of the corporation's transfer agent or registrar as determined by resolution of the board of directors, a share register or a duplicate share register showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

              The secretary shall give or cause to be given notice of all meetings of the shareholders and of the board of directors required by the bylaws, or by law to be given, and he shall keep the seal of the corporation, if one be adopted, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by the bylaws.

       5.10 CHIEF FINANCIAL OFFICER. The chief financial officer shall receive and have custody of all funds and securities of the corporation, shall keep adequate and correct accounts of the corporation's properties and business transactions and shall perform such other duties as may be required of him by the board of directors or by the president.

                                      ARTICLE VI

                            INDEMNIFICATION OF DIRECTORS,
                         OFFICERS, EMPLOYEES AND OTHER AGENTS

       6.01 AGENTS, PROCEEDINGS AND EXPENSES. For the purposes of this Article, "agent" means any person who is or was a director, officer, employee or other agent of this corporation, or is or was serving at the request of this corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of this corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under Section 6.04 or Section 6.05(c) of this Article.

       6.02 ACTIONS OTHER THAN BY THE CORPORATION. This corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of this corporation to procure a judgment in its favor) by reason of the fact that such person is or was an agent of this corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceedings if that person acted in good faith and in a manner that person reasonably believed to be in the best interests of this corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of that person was unlawful, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this corporation or that the person has reasonable cause to believe that the person's conduct was unlawful.

       6.03 ACTIONS BY THE CORPORATION. This corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of this corporation to procure a judgment in its favor by reason of the fact that person is or was an agent of this corporation, against expenses actual and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interest of this corporation and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under this Section 6.03.

              (a) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable to this corporation in the performance of that person's duty to this corporation, unless and only to the extent that the court in which that proceeding is or was pending shall determine upon application that, in view of the circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine;

              (b) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval; or

              (c) Of expenses incurred in depending a threatened or pending action which is settled or otherwise disposed of without court approval.

       6.04 SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this corporation has been successful on the merits in defense of any proceeding referred to in Sections 6.02 or 6.03 of this Article, or in defense of any claim, issue or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

       6.05 REQUIRED APPROVAL. Except as provided in Section 6.04 of this Article, any indemnification under this Article shall be made by this corporation only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 6.02 or 6.03 of this Article, by:

              (a) A majority vote of a quorum consisting of directors who are not parties to the proceeding;

              (b) Approval by the affirmative vote of a majority of the shares of this corporation entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of holders of a majority of the outstanding shares entitled to vote. For this purpose, the shares owned by the person to be indemnified shall not be considered outstanding or entitled to vote thereon; or

              (c) The court in which the proceeding is or was pending, on application made by this corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney or other person is opposed by this corporation.

       6.06 ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this corporation before the final disposition of the proceeding on receipt of an undertaking by or on behalf of the agent to repay the amount of the advance unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in this Article.

       6.07 OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than directors and officers of this corporation or any subsidiary hereof may be entitled by contract or otherwise.

       6.08 LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Section 6.04 or Section 6.05(c), in any circumstance where it appears:

              (a) That it would be inconsistent with a provision of the articles, a resolution of the shareholders or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

              (b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

       6.09 INSURANCE. Upon and in the event of a determination by the board of directors of this corporation to purchase such insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not this corporation would have the power to indemnify the agent against that liability under the provisions of this section.

       6.10 FIDUCIARIES OF CORPORATE EMPLOYEE BENEFIT PLAN. This Article does not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of the corporation as defined in Section 6.01 of this article. Nothing contained in this Article shall limit any right to indemnification to which such a trustee, investment manager or other fiduciary may be entitled by contract or otherwise, which shall be enforceable to the extent permitted by 2.07 of the California Corporations Code.

                                     ARTICLE VII

                                  RECORDS AND REPORT

       7.01 MAINTENANCE AND INSPECTION OF SHARE REGISTER. The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

              A shareholder or shareholders of the corporation holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation may (i) inspect and copy the records of shareholders' names and addresses and share holdings during usual business hours on five (5) days prior written demand on the corporation, and (ii) obtain from the transfer agent of the corporation, on written demand and on the tender of such transfer agent's usual charges for such list, a list of the shareholders' names and addresses, who are entitled to vote for the election of directors, and their share holdings, as of the most recent record date for which that list has been compiled or as of a date specified by the shareholder after the date of demand. This list shall be made available to any such shareholder by the transfer agent on or before the later of five (5) days after the demand is received or the date specified in the demand as the date as of which the list is to be compiled. The record of shareholders shall also be open to inspection on the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. Any inspection and copying under this
Section 7.01 may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making the demand.

       7.02 MAINTENANCE AND INSPECTION OF BYLAWS. The corporation shall keep at its principal executive office, or if its principal executive office is not in the State of California, at its principal business office in this state, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in this state, the secretary shall, upon the written request of any shareholder, furnish to that shareholder a copy of the bylaws as amended to date.

       7.03 MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS. The accounting books and records and minutes of proceedings of the shareholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts. These rights of inspection shall extend to the records of each subsidiary corporation of the corporation.

       7.04 INSPECTION BY DIRECTORS. Every director shall have the absolute right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the corporation and each of its subsidiary corporations. This inspection by a director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

       7.05 ANNUAL REPORT TO SHAREHOLDERS. The Board of Directors shall issue an annual report to the shareholders of the corporation and such other periodic reports as they consider appropriate.

       7.06 FINANCIAL STATEMENTS. A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve
(12) months and each such statement shall be exhibited at all reasonable times to any shareholder demanding an examination of any such statement or a copy shall be mailed to any such shareholder.

       If a shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of stock of the corporation makes a written request to the corporation for an income statement of the corporation for the three month, six month or nine month period of the then current fiscal year ended more than thirty (30) days before the date of the request, and a balance sheet of the corporation as of the end of that period, the chief financial officer shall cause that statement to be prepared, if not already prepared, and shall deliver personally or mail that statement or statements to the person making the request within thirty (30) days after the receipt of the request. If the corporation has not sent to the shareholders its annual report for the last fiscal year, this report shall likewise be delivered or mailed to the shareholder or shareholders within thirty (30) days after the request.

       The corporation shall also, on the written request of any shareholder, mail to the shareholder a copy of the last annual, semi-annual or quarterly income statement which it has prepared and a balance sheet as of the end of that period.

       The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that the financial statements were prepared without audit from the books and records of the corporation.

                                     ARTICLE VIII

                              GENERAL CORPORATE MATTERS

       8.01 RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING. For purposes of determining the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action (other than action by shareholders by written consent without a meeting), the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action, and in that case only shareholders of record on the date so fixed are entitled to receive the dividend rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the California General Corporation Law.

       If the board of directors does not so fix a record date, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.

       8.02 CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

       8.03 CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and this authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

       8.04 CERTIFICATES FOR SHARES. A certificate or certificates for shares of the capital stock of the corporation shall be issued to each shareholder when any of these shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that these certificates shall state the amount of the consideration to be paid for them and the amount paid. All certificates shall be signed in the name of the corporation by the chairman of the board or vice chairman of the board or the president or vice president and by the chief financial officer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that officer, transfer agent or registrar before that certificate is issued, it may be issued by the corporation with the same effect as if that person were an officer, transfer agent or registrar at the date of issue.

       8.05 LOST CERTIFICATES. Except as provided in this Section 8.05, no new certificates for shares shall be issued to replace an old certificate unless the latter is surrendered to the corporation and canceled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the board may require, including provision for indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

       8.06 REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The chairman of the board, the president or any vice president or any other person authorized by resolution of the board of directors or by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority granted to these officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any of these officers in person or by any person authorized to do so by a proxy duly executed by these officers.

       8.07 CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the California General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular and the term "person" includes both a corporation and a natural person.

                                      ARTICLE IX

                                 AMENDMENT OF BYLAWS

       9.01 AMENDMENT OF BYLAWS BY SHAREHOLDERS. The bylaws and every part thereof may from time to time, and at any time, be amended, altered, repealed; and, new or additional bylaws may be adopted by the vote of the shareholders entitled to exercise a majority of the voting power of the corporation or by the written assent of such shareholders, except where a greater number is required by law or the Articles of Incorporation or by these bylaws.

       9.02 AMENDMENT OF BYLAWS BY DIRECTORS. Subject to the right of the shareholders to adopt, amend or repeal bylaws, bylaws may be adopted, amended or repealed by a majority vote of the directors present at any meeting of the board at which a quorum is present; provided, however, that the board of directors may not adopt a bylaw or amendment thereof changing the authorized number of directors.

                               CERTIFICATE OF AMENDMENT

                                     OF BYLAWS OF

                                  ADAC LABORATORIES



       Article 3, Section 3.02 of the Bylaws of this corporation was amended effective November 12, 1984, by the Board of Directors to provide as follows:

       "SECTION 3.02. NUMBER AND QUALIFICATION OF DIRECTORS. The number of directors of the corporation shall be not less than five (5) nor more than eight (8). The exact number of directors shall be six (6) until changed, within the limits specified above, by a bylaw amending this Section 3.02 duly adopted by the board of directors or approved by the shareholders. The indefinite number of directors may be changed, or a definite number fixed within provision for an indefinite number, by a duly adopted amendment to the Articles of Incorporation or by an amendment to this bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the vote cast against its adoption at a meeting of the shareholders, or the shares not consenting in the case of action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares entitled to vote thereon. No amendment may change the stated maximum number of authorized directors to a number greater than two (2) times the stated minimum number of directors minus one (1)."

                               CERTIFICATE OF AMENDMENT

                                     OF BYLAWS OF

                                  ADAC LABORATORIES



       Article 3, Section 3.02 of the Bylaws of this corporation was amended effective May 31, 1985, by the Board of Directors to provide as follows:

       "SECTION 3.02. NUMBER AND QUALIFICATION OF DIRECTORS. The number of directors of the corporation shall be not less than five (5) nor more than eight (8). The exact number of directors shall be five (5) until changed, within the limits specified above, by a bylaw amending this Section 3.02 duly adopted by the board of directors or approved by the shareholders. The indefinite number of directors may be changed, or a definite number fixed within provision for an indefinite number, by a duly adopted amendment to the Articles of Incorporation or by an amendment to this bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting of the shareholders, or the shares not consenting in the case of action by written consent, are equal to more than sixteen and two-thirds percent (16 2/3%) of the outstanding shares entitled to vote thereon. No amendment may change the stated maximum number of authorized directors to a number greater than two (2) times the stated minimum number of directors minus one (1)."

                                 AMENDMENT OF BYLAWS

                                          OF

                                  ADAC LABORATORIES


       ARTICLE 3, Section 3.02(b), of the Bylaws of this Corporation was amended on November 5, 1987, by this Board of Directors, to provide as follows:

              "SECTION 3.02.  NUMBER OF DIRECTORS.

              (b) The number of directors of the Corporation shall be five (5)."

                                 AMENDMENT OF BYLAWS

                                          OF

                                  ADAC LABORATORIES


       ARTICLE 6, of the Bylaws of this Corporation was amended by the Board of Directors of the Corporation on November 5, 1987 and was approved and adopted by the shareholders of the Corporation on January 14, 1988, to delete Sections 6.01 - 6.10, inclusive, and to substitute in their place Section 6.1, as hereinafter set forth as follows:

                                      "ARTICLE 6

              SECTION 6.1. INDEMNIFICATION AGREEMENT. The corporation shall indemnify, defend and hold harmless in the manner and to the full extent permitted by law, each agent (as defined below) who is or was a party to any proceeding (as defined below), whether or not by or in the right of the Corporation, by reason of the fact that such person is or was an Agent of the Corporation. The Corporation may, to the full extent permitted by law, purchase and maintain insurance on behalf of any Agent against any liability which may be asserted against him. To the full extent permitted by law, the indemnification provided herein shall include, but is not limited to, expenses (including attorneys' fees), levies, costs, judgments, fines and amounts paid in settlement, and, in the manner provided by law, any such expenses shall be paid by the Corporation in advance of the final disposition of such proceeding.

              The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the full extent permitted by law, nor shall it be deemed exclusive of any other rights to which any Agent seeking indemnification from the Corporation may be entitled under any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in any capacity while holding such office. For purpose of this Section, "Agent" means any person who is or was a director, officer, employee, consultant or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, consultant or other agent of another corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee, consultant or other agent of the Corporation or entity which was a predecessor corporation or entity to this Corporation, or of another enterprise at the request of such predecessor entity; "proceeding" shall mean any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative."

                                 AMENDMENT TO BYLAWS

       The Board of Directors hereby amends Article 3, Section 3.02(b) of the Bylaws to read as follows:

       "Section 3.02 Number and Qualification of Directors.

              (b)    Subject to the foregoing provisions for
              changing the number of directors, the number of directors of this Corporation has been fixed at seven (7)."




                                              Approved by Board of Directors
                                              on June 12, 1995

                                 AMENDMENT TO BYLAWS

       The Board of Directors hereby amends Article 3, Section 3.02(b) of the Bylaws to read as follows:

       "Section 3.02 Number and Qualification of Directors.

              (b)    Subject to the foregoing provisions for
              changing the number of directors, the number of directors of this Corporation has been fixed at six
              (6)."


                                                 Approved by Board of Directors
                                                 on December 12, 1995 to be
                                                 Effective as of March 6, 1996

                                 AMENDMENT TO BYLAWS

       The Board of Directors hereby amends Article 3, Section 3.02(b) of the Bylaws to read as follows:

       "Section 3.02 Number and Qualification of Directors.

              (b)    Subject to the foregoing provisions for
              changing the number of directors, the number of directors of this Corporation has been fixed at seven (7)."


                                          Approved by the Board of Directors and
                                                   effective as of March 6, 1996

                                AMENDMENT TO BYLAWS

       The Board of Directors and Shareholders adopted the following amendments to Sections 3.02 and 9.02 of the Bylaws:

       "SECTION 3.02. NUMBER AND QUALIFICATION OF DIRECTORS. The number of directors of the corporation shall be not less than six (6) nor more than eleven (11). The exact number of directors shall be six
       (6) until changed, within the limits specified above, by a bylaw amending this Section 3.02 duly adopted by the board of directors or approved by the shareholders; provided, however, that any amendment reducing the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting of the shareholders, or the shares not consenting in the case of action by written consent, are equal to more than sixteen and two-thirds percent
       (16 2/3%) of the outstanding shares entitled to vote thereon. No amendment may change the stated maximum number of authorized directors to a number greater than two (2) times the stated minimum number of directors minus one (1)."

       "SECTION 9.02. AMENDMENT OF BYLAWS BY DIRECTORS. Subject to the right of the shareholders to adopt, amend or repeal bylaws, bylaws may be adopted, amended or repealed by a majority vote of the directors present at any meeting of the board at which a quorum is present; provided, however, that the board of directors may not adopt a bylaw or amendment thereof specifying or changing a fixed number of directors or the maximum or minimum number of directors or changing from a fixed to a variable board or vice versa."


                                   Approved by the Board on October
                                   31, 1996 and by the Shareholders
                                   on May 15, 1997

                                AMENDMENT TO BYLAWS

       The Board of Directors of the Company adopted the following amendment to Section 3.02 of the Bylaws:

       NOW THEREFORE BE IT RESOLVED, that, the first clause of the second sentence of Section 3.02 of the Bylaws of the Corporation is hereby amended and restated to read as follows: "The exact number of directors shall be seven (7) until changed,".


                                         Approved by the Board on March 15, 1999

                                AMENDMENT TO BYLAWS

       The Board of Directors of the Company adopted the following amendment to Section 3.02 of the Bylaws:

       NOW THEREFORE BE IT RESOLVED, that, the second and third sentences of
       Section 3.02 of the Bylaws of the Corporation are hereby amended and restated to read as follows: "The exact number of directors shall be six
       (6) until changed within the limits specified above, by a bylaw amending this Section 3.02 duly adopted by the board of directors or approved by the shareholders; provided, however, that any amendment reducing the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting of the shareholders, or the shares not consenting in the case of action by written consent, are equal to more than sixteen and two-thirds percent (16 2/3%) of the outstanding shares entitled to vote thereon. No amendment may change the stated maximum number of authorized directors to a number greater than two (2) times the stated minimum number of directors minus one (1)".


                                         Approved by the Board on June 4, 1999,
                                         effective as of May 28, 1999

                                AMENDMENT TO BYLAWS

       The Board of Directors of the Company adopted the following amendment to Section 3.02 of the Bylaws:

       NOW THEREFORE BE IT RESOLVED, that, the second and third sentences of
       Section 3.02 of the Bylaws of the Corporation are hereby amended and restated to read as follows: "The exact number of directors shall be five (5) until changed within the limits specified above, by a bylaw amending this Section 3.02 duly adopted by the board of directors or approved by the shareholders; provided, however, that any amendment reducing the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting of the shareholders, or the shares not consenting in the case of action by written consent, are equal to more than sixteen and two-thirds percent (16 2/3%) of the outstanding shares entitled to vote thereon. No amendment may change the stated maximum number of authorized directors to a number greater than two (2) times the stated minimum number of directors minus one (1)".


                                   Approved by the Board on September 29, 1999,
                                                 effective as of August 9, 1999